NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Multi Cap Value Fund
BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Large Cap Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Templeton NVIT International Value Fund

Supplement dated September 15, 2017
to the Prospectus dated May 1, 2017 (as revised May 23, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Real Estate Fund

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on September 13, 2017, the Board approved the termination of Brookfield Investment Management, Inc. ("Brookfield") as the subadviser to the NVIT Real Estate Fund (the "Fund") and approved the appointment of Wellington Management Company LLP ("Wellington Management") as the new subadviser to the Fund.  This change is anticipated to be implemented on or about September 29, 2017, (the "Effective Date").

a.	The information under the heading "Principal Investment Strategies" on page 29 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate companies that are located in the United States. Equity securities in which the Fund invests are primarily common stocks of companies of any size, including smaller companies, and include the securities of real estate investment trusts ("REITs"). The Fund does not invest in real estate directly. The Fund is nondiversified for purposes of the Investment Company Act of 1940, which means that the Fund may hold larger positions in fewer securities than other funds.

The Fund's subadviser actively manages the Fund using a combination of bottom-up analysis of factors affecting individual securities and top-down analysis of the real estate market. Using multiple valuation metrics, the subadviser seeks to identify issuers evidencing short-term dislocations between stock prices and fundamentals, and ultimately invest at below-market valuations in real estate companies that the subadviser believes will be strong long-term performers.  In seeking a diversified exposure to all major real estate sectors, the subadviser's top-down analysis studies macroeconomic, private real estate, industry and regional trends to influence the Fund's sector and geographic weightings.  The subadviser may sell a security when it believes it has become overvalued or no longer offers an attractive risk/reward profile, relative fundamentals have deteriorated, or to take advantage of other opportunities the subadviser believes to be more attractive.  The Fund may engage in frequent and active trading of portfolio securities.

b.	The information under the heading "Portfolio Management – Subadviser" on page 30 of the Prospectus is deleted in its entirety and replaced with the following:

Wellington Management Company LLP

c.	The table under the heading "Portfolio Management – Portfolio Managers" on page 30 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Bradford D. Stoesser	Managing Director and Global Industry Analyst	Since 2017

d.	The information under the heading "How the Funds Invest – Principal Investment Strategies" on page 44 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate companies that are located in the United States. Real estate companies include, but are not limited to, the following types of companies:
• Real estate investment trusts ("REITs");
• Real estate operating companies;
• Brokers, developers, and builders of residential, commercial, and industrial properties;
• Property management firms;
• Finance, mortgage and mortgage servicing firms;
• Construction supply and equipment manufacturing companies and
•	Firms dependent on real estate holdings for revenues and profits, including lodging, data centers, towers, leisure, timber, mining and agricultural companies.
Equity securities in which the Fund invests are primarily common stocks of companies of any size, including small- and mid-cap companies. The Fund does not invest in real estate directly. The Fund is nondiversified for purposes of the Investment Company Act of 1940, which means that the Fund may hold larger positions in fewer securities than other funds.
The Fund's subadviser actively manages the Fund using a combination of bottom-up analysis of factors affecting individual securities and top-down analysis of the real estate market. Using multiple valuation metrics, the subadviser seeks to identify issuers evidencing short-term dislocations between stock prices and fundamentals, and ultimately invest at below-market valuations in real estate companies that the subadviser believes will be strong long-term performers.  In seeking a diversified exposure to all major real estate sectors, the subadviser's top-down analysis studies macroeconomic, private real estate, industry and regional trends to influence the Fund's sector and geographic weightings.

The subadviser may sell a security when it believes it has become overvalued or no longer offers an attractive risk/reward profile, relative fundamentals have deteriorated, or to take advantage of other opportunities the subadviser believes to be more attractive.  The Fund may engage in frequent and active trading of portfolio securities.

e.	The following term is added under the heading "Key Terms:" on page 44 of the Prospectus:

Top-down approach – a method of investing that involves first looking at trends in the general economy, followed by selecting industries, and then companies within such industries, that may benefit from those trends.

f.	The paragraph related to Brookfield under the heading "Fund Management – Subadvisers" on page 50 of the Prospectus is deleted in its entirety.

g.	The following paragraph is added under the heading "Fund Management – Subadvisers" on page 50 of the Prospectus:

WELLINGTON MANAGEMENT COMPANY LLP ("WELLINGTON MANAGEMENT") is the subadviser for the NVIT Real Estate Fund. Wellington Management, a Delaware limited liability partnership, is located at 280 Congress Street, Boston, MA 02210.

h.	The information under the heading "NVIT Real Estate Fund" on page 53 of the Prospectus is deleted in its entirety and replaced with the following:

Bradford D. Stoesser is primarily responsible for the day-to-day management of the NVIT Real Estate Fund, including selection of the Fund's investments. Mr. Stoesser joined Wellington Management in 2005 and currently serves as Managing Director and Global Industry Analyst. Mr. Stoesser has an MBA and MPP from the University of Chicago and an AB in philosophy from Boston College.

2.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about Wellington Management.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE